SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Supplement to Definitive Proxy Statement

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Senior Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance Senior Income Trust (the “Fund”)

Two International Place

Boston, Massachusetts 02110

CORRECTION TO PROXY STATEMENT

For the Annual Meeting of Shareholders

To be held on October 14, 2021

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The correction described below relates to the definitive proxy statement on Schedule 14A dated and filed with the Securities and Exchange Commission on August 26, 2021, furnished in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Eaton Vance Senior Income Trust to be held on October 14, 2021 (the “Proxy Statement”). Capitalized terms herein have the meanings provided in the Proxy Statement.

The sole purpose of this correction is to amend certain language provided under “ADDITIONAL INFORMATION” in the Proxy Statement. The language set forth on pages 14 and 15 of the Proxy Statement under “Proxy Solicitation, Tabulation and Voting Requirements” is replaced in its entirety as follows:

Proxy Solicitation, Tabulation and Voting Requirements

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, AST Fund Solutions, LLC, by broker-dealer firms, or by a professional solicitation organization. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $7,850.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund FOR the Proposal set forth in the Notice of this meeting are not received by October 14, 2021, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote FOR such adjournment those proxies which they are entitled to vote FOR any Trustee nominee. They will vote against any such adjournment those proxies “WITHHOLD AUTHORITY FOR ALL NOMINEES” (sometimes referred to as abstentions). The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Pursuant to the Fund’s By-Laws, with respect to any election of Trustees other than a contested election, a nominee must receive the affirmative vote of a plurality of votes cast at any meeting at which a quorum is present to be elected. A plurality means that the Trustee nominee receiving the greatest number of votes will be elected. With respect to a contested election, a nominee must receive the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of Trustees in which the number of persons validly nominated for election as Trustees with respect to a given class or classes of Fund shares exceeds the number of Trustees to be elected with respect to such class or classes. See Proposal 1 for the vote required to elect Trustees at the meeting.

As part of our effort to maintain a safe and healthy environment at our Annual Meeting, the Fund and the Board are closely monitoring developments with respect to the coronavirus pandemic (COVID-19) and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Annual Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Annual Meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.